Community First Bank
                           2005 Restricted Stock Plan
                               and Trust Agreement

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Community First Bank ("Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an increased equity interest in the Community First Bancorp, Inc. ("Company"), the parent corporation of the Bank, as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     "Bank" means Community First Bank, a federal stock savings bank.

     "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Bank or the Committee on forms provided for this purpose by the Committee and delivered to the Bank and may be changed from time to time by similar written notice to the Committee. A Participant=s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

     "Board" means the Board of Directors of the Bank, or any successor corporation thereto.

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     "Cause" means the personal  dishonesty,  incompetence,  willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Subsidiaries.

     "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     "Committee" means the Board of Directors of the Company or the Restricted Stock Plan Committee appointed by the Board of Directors of the Company pursuant to Article IV hereof.

     "Common Stock" means shares of the common stock of the Company, or any successor corporation or parent thereto.

     "Company"  means   Community   First  Bancorp,   Inc.,  and  any  successor
corporation thereto.

     "Conversion" means the effective date of the stock charter of the Bank and simultaneous acquisition of all of the outstanding stock of the Bank by the Company.

     "Director" means a member of the Board of the Bank.

     "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

     "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or any Subsidiary in his current capacity as determined by the Committee.

     "Effective Date" shall mean the date of stockholder approval of the Plan by the Company's stockholders.

     "Eligible Participant" means an Employee, Director or director of a Subsidiary who may receive a Plan Share Award under the Plan.

     "Employee" means any person who is employed by the Bank or a Subsidiary.


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     "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

     "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

     "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

     "Subsidiary" means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

     "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Board of Directors of the Bank or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

     4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

     4.03 LIMITATION ON LIABILITY. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,

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administrative or  investigative,  by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company and the Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company, the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything herein to the contrary, in no event shall the Bank take any actions with respect to this Section 4.03 which is not in compliance with the limitations or requirements set forth at 12 C.F.R. 545.121, as may be amended from time to time.

                                    ARTICLE V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such contribution amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

     5.02 INITIAL INVESTMENT. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

     5.03 INVESTMENT OF TRUST ASSETS. Following approval of the Plan by stockholders of the Company and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Company in an amount equal to up to 100% of the Trust's cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 8,331 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Company in an amount sufficient to fund the Plan Share Reserve.

     5.04 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Company, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   ARTICLE VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

     6.02 Allocations. The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Bank or its

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Subsidiaries or any applicable federal or state law or regulation.  In the event
Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of such individuals, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participants shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participants as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

     6.05 AWARDS TO DIRECTORS. Notwithstanding anything herein to the contrary, as of the Effective Date, a Plan Share Award shall be awarded to each Director of the Bank that is not otherwise an Employee as indicated below:


NON-EMPLOYEE DIRECTOR                    NUMBER OF PLAN SHARES
---------------------                    ---------------------
Ralph T. Teague                                  416
J. Craig Riddle                                  416
Charlotte E. Baldwin                             354
Steven E. Carson                                 354
Paul W. Arison                                   305
C. Barry Vaughn                                  231
Charles G. Ramsey                                206

Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years provided that such Director remains a Director or Director Emeritus during such period. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and

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non-forfeitable upon a Change in Control of the Company or the Bank.  Subsequent
to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Bank shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee director.

                                   ARTICLE VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNINGS PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

     (b) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

     (c) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Company or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Bank or a Subsidiary and shall be distributed as soon as practicable thereafter.

     (d) EXCEPTION FOR TERMINATION AFTER A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Company or the Bank and shall be distributed as soon as practicable thereafter.

     7.02 ACCRUAL AND PAYMENT OF DIVIDENDS. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive compensation in an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such compensation amounts shall be paid by the Trust and distributed to the holder of Plan Share Awards within 30 days of the respective dividend payment date.

     7.03 DISTRIBUTION OF PLAN SHARES.

     (a)  TIMING  OF   DISTRIBUTIONS:   General  Rule.  Except  as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding

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anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

     (b) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

     (c) WITHHOLDING. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d) TIMING: EXCEPTION FOR 10% SHAREHOLDERS. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Company. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

     (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.


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                                  ARTICLE VIII
                                  ------------

                                      TRUST

     8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.


     8.02 MANAGEMENT OF TRUST. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Company or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b) To invest any Trust assets not otherwise  invested in  accordance  with
     (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

     (f) To employ brokers, agents, custodians, consultants and accountants.

     (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

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


     (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Bank the earnings of the Trust attributable to the Plan Share Reserve.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

     8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

     8.06 INDEMNIFICATION. Subject to the requirements and limitations of applicable laws and regulations, the Company and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS

     9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

     9.02 AMENDMENT AND TERMINATION OF THE PLAN. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action

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


of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

     9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company, the Bank or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 NO EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Company, the Bank or a Subsidiary thereof.

     9.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

     9.06 GOVERNING LAW. The Plan and Trust shall be governed by and construed under the laws of the State of Kentucky, except to the extent that Federal Law shall be deemed applicable.

     9.07 EFFECTIVE DATE. The Plan shall be effective as of the date of approval of the Plan by a majority vote of the shares of Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders of the Company.

     9.08 TERM OF PLAN.  This Plan shall  remain in effect  until the earlier of
(i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 TAX STATUS OF TRUST. It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, all on this 19th day of May 2005.




ATTEST:                                  Community First Bank



/s/ Michael D. Wortham                   By: /s/ William M. Tandy
-------------------------------------        ----------------------------------
Its Secretary




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

     IN WITNESS WHEREOF, the following members of the Restricted Stock Plan Trust Committee ("Trustee") execute this Agreement, in their individual capacities, as Trustee, accepting and binding themselves to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Plan and Trust Agreement this 19th day of May 2005.



                       By: /s/ Steven E. Carson                 (Member)
                           ------------------------------------
                             Steven E. Carson


                       By: /s/ J. Craig Riddle                  (Member)
                           ------------------------------------
                             J. Craig Riddle


                       By: /s/ Ralph T. Teague                  (Member)
                           ------------------------------------
                             Ralph T. Teague


                       By: /s/ Charles G. Ramsey                (Member)
                           ------------------------------------
                             Charles G. Ramsey


                       By: /s/ Paul W. Arison                   (Member)
                           ------------------------------------
                             Paul W. Arison


                       By: /s/ Charlotte E. Baldwin             (Member)
                           ------------------------------------
                             Charlotte E. Baldwin


                       By: /s/ C. Barry Vaughn                  (Member)
                           ------------------------------------
                             C. Barry Vaughn





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